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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 11, 1998


                               WEEKS REALTY, L.P.
             (Exact name of registrant as specified in its charter)

              Georgia           000-22933              58-2121388
              -------           ---------              ----------
             (State of       (Commission File        (IRS Employer
           Incorporation)        Number)           Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 923-4076
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS


On February 17, 1998, Weeks Corporation, the indirect sole general partner of the registrant, announced its results of operations for the three months and year ended December 31, 1997. A copy of the related news release is attached as an exhibit to this Current Report.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.         Description
-----------         ------------------------------------------------------------

   99.1             News release of Weeks Corporation dated February 17, 1998


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WEEKS REALTY, L.P.
                                 Registrant

                                 By: Weeks GP Holdings, Inc., its
                                     sole General Partner


Date:  March 12, 1998            By: /s/ David P. Stockert
                                 -----------------------------------------------
                                 David P. Stockert
                                 Senior Vice President and
                                 Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit     Description                                      Page
-------     -----------                                      ----
 99.1       News release of Weeks Corporation dated
            February 17, 1998

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